SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):     SEPTEMBER 30, 2001
                                                          ------------------



                               YOUTICKET.COM, INC.
             (Exact name of registrant as specified in its charter)



              NEVADA                  I-28733               98-0430607
     (State  or  other               (Commission         (I.R.S.  Employer
jurisdiction  of  incorporation)     File  Number)      (Identification No.)



                          4815 RUSSELL ROAD, SUITE 14-N
                          LAS  VEGAS,  NEVADA    89118
               (Address of principal executive officers) (zip code)



                                 (702) 876-8200
              (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report.)


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ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.

ITEM  5.          OTHER  EVENTS

     Effective September 30, 2001, Jeffrey M. Harvey resigned as President and as a Director of the Company.

     At the present time, the Board of Directors is reviewing candidates to fill the vacancy on the Board left by the resignations of Mr. Harvey.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     None.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October  1,  2001                    youticket.com,  inc.



                                   ______________________________
                                   By:     Carl  Dilley,  Director


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